Filed Pursuant to Rule 497(i)

File No. 333-149374

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Innovative Alternative Investment

Products for Investing Public

FS INVESTMENT CORPORATION
A Business Development Company

Capital Preservation and Income

Franklin Square Capital Partners, FS Investment Corporation's sponsor, was formed to bring innovative, publicly registered alternative investment products to the investing public—managed by leading alternative asset managers. FS[2] Capital Partners, LLC (member FINRA/SIPC), an affiliate of Franklin Square Capital Partners, is the dealer manager for the FS Investment Corporation offering.

FS Investment Corporation is an investment fund focused on a fixed income alternative asset class—secured corporate loans. We aim to bring advisors and their clients innovative alternative investment strategies focused on capital preservation and income. Traditionally, only large institutional investors and wealthy family offices have had access to the types of alternative investments we offer.

Investment Focus

FS Investment Corporation is a non-traded BDC. Our investment focus is on first lien senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.

Senior secured loans represent the senior-most obligations of a company and have the first claim on its assets and cash flows. As a result, these loans generally carry the least risk among all investments in a company.


COMPANY'S CAPITAL STRUCTURE
COLLATERAL
First and Second Lien
SENIOR SECURED LOANS
SENIOR UNSECURED LOANS (High Yield Corporate Bonds)
EQUITY
ACCOUNTS RECEIVABLE
INVENTORY
PLANT + PROPERTY + EQUIPMENT
While the companies we invest in have strong cash flow and profitability, many underlying FS Investment Corporation loans are senior secured, which means they are secured further by the company's collateral.

Portfolio Benefits

FS Investment Corporation's portfolio is intended to have reduced correlation with equity and bond market indices. As such, it is intended to provide diversification to a traditional investment portfolio. Further, because we predominantly invest in floating rate instruments, FS Investment Corporation is designed to provide a hedge against inflation and rising interest rates. Portfolio performance is as follows:

As of March 31, 2011

	YTD (3 months)	1 Year	3 Year	5 Year	Since Inception 1/2/2009
Annual Total Return (Net of all management and incentive fees, but excluding all sales commissions and dealer manager fees)	2.9%*	12.8%*	—	—	22.6%*
	Current Distribution Yield: 7.50%**				

Past performance is no guarantee of future results

Sales commissions and dealer manager fees could total up to 10% of the public offering price. Had these sales commissions and dealer manager fees been included, the performance shown above would be lower.

* "Annual Total Return" is the compounded annual percentage return an investor received for the highlighted period taking into account all cash distributions and stock splits during such period. The calculation assumes that the investor purchased shares at FS Investment Corporation's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FS Investment Corporation's Distribution Reinvestment Plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FS Investment Corporation's common stock as of April 1, 2011, which reflects the method utilized by FS Investment Corporation in calculating the repurchase price to be paid to holders of its common stock pursuant to its share repurchase program. Past performance is not a guarantee of future results.

** The ordinary cash distribution per share for the month of May 2011 ($0.067188) is annualized without compounding and expressed as a percentage of FS Investment Corporation's current public offering price of $10.75 per share to arrive at the "Current Distribution Yield." Distribution amounts are subject to change.

Sub-Adviser

The Blackstone Group is a leading global alternative asset manager with $128.1 billion of assets under management. Its subsidiary, GSO/Blackstone Debt Funds Management, or GDFM, serves as FS Investment Corporation’s investment sub-adviser. GSO, the global credit platform of The Blackstone Group and the parent of GDFM, manages more than $31 billion in fixed income and alternative assets and employs more than 180 professionals operating in three offices in the U.S. and abroad. FB Income Advisor, LLC, our investment adviser, uses GSO’s expertise to analyze private debt investments. Further, as one of the largest credit platforms in the private debt market, GSO’s scale affords us access to significant transaction flow.

REPRESENTATIVE HOLDINGS* INDUSTRY ALLOCATION*

> 1-800 Contacts, Inc. > Protection One, Inc.

1.8%

> Advance Pierre Foods, Inc. > Revlon Consumer Products Corp. 6.4% 17.6%

> CDW Corp. > Reynolds Group Holdings Inc. 7.7%

> Dunkin’ Brands, Inc. > Roundy’s Supermarkets, Inc.

> Getty Images, Inc. > Sports Authority, Inc. 8.1%

> Green Mountain Coffee Roasters, Inc. > The Gymboree Corp.

> Interactive Data Corp. > Toys”R”Us, Inc.

> Michael Foods Group, Inc. > Trident Exploration Corp. 16.0%

8.7%

> OSI Restaurant Partners, LLC > Univar Inc.

17.6% Consumer Discretionary 16.0% Information Technology 13.2% Industrials 9.4% 13.2%

11.1% Telecommunication Services 9.4% Energy 8.7% Healthcare 8.1% Financials 11.1% 7.7% Consumer Staples 6.4% Materials 1.8% Utilities

* Information concerning representative portfolio holdings and industry concentration is as of December 31, 2010. Portfolio holdings are subject to change and, accordingly, there can be no assurance that FS Investment Corporation will continue to hold positions in the companies identified above or with the industry diversification set forth above. While FS Investment Corporation seeks to diversify its portfolio holdings across industries, there can be no assurance that it will be able to do so.

Investment Guidelines

FS Investment Corporation’s target market includes a wide range of companies, from large, well-recognized names to established middle-market firms. We select companies for the FS Investment Corporation portfolio based on the following characteristics:

Strong Cash Flows Leading, Defensible Proven Management Teams and Profitability Market Positions and Track Records

Financial Sponsors Have

Invested Equity Capital Viable Path to Exit Diversified Businesses and Have Incentive to Our Investment Support the Company

What is a BDC?

Business Development Companies (BDCs) are registered with the SEC and are regulated under the Investment Company Act of 1940. They offer individual investors access to private debt, an asset class that typically has been dominated by high net worth and institutional investors. For complete transparency, all assets are held with an independent custodian and operations/ reporting are subject to federal securities laws, including the Sarbanes-Oxley Act.

This is neither an offer to sell nor a solicitation of an offer to buy the

This sales and advertising literature must be read in conjunction

Additional Information

Offering Type:

Public offering of shares of common stock

Maximum Offering Size:

150 million shares

Price per Share:*

$10.00 (initial offering price per share) $10.75 (current offering price per share)

Minimum Investment:

$5,000 per individual; additional purchases available in increments of $500**

Distribution Payment Schedule:

Declared semi-monthly, paid monthly, if approved by the board of directors***

Exit Strategy:

Liquidate the portfolio, list the company or merge between five and seven years following completion of our offering stage***

Investor Suitability:

Minimum of $70,000 annual net income and $70,000 net worth OR $250,000 net worth required, subject to higher standards which may be imposed by individual states

*** Subject to terms of the offering.

*** The investment minimum for subsequent purchases does not apply to shares purchased through our distribution reinvestment plan. Volume discounts apply. See our prospectus for details.

*** There are no assurances that these objectives will be met.

securities described herein. An offering is made only by the prospectus. the prospectus in order to fully understand all of the implications

RISK FACTORS

An investment in FS Investment Corporation is subject to significant risk and is considered speculative. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of our common stock. In addition, be advised that you should carefully consider the investment objectives, risks and charges and expenses associated with this product before investing. A prospectus containing this information, as well as additional details about this product, can be obtained from your financial adviser or on our website at www.fsinvestmentcorp.com. Please read the prospectus carefully before investing.

• We are a relatively new company and have a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

• FB Income Advisor, LLC (“FB Advisor”), our investment adviser, has not previously managed a business development company or a regulated investment company (“RIC”). Therefore, FB Advisor may not be able to successfully operate our business or achieve our investment objectives.

• Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.

• Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

• The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.

• We have elected to be treated as a RIC for federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

• As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

• We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

• We invest primarily in senior secured term loans, second lien secured loans and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

• The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FB Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since our investment sub-adviser, GSO / Blackstone Debt Funds Management LLC (“GDFM”), will receive a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

• This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

• FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests.

• The purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.

• In the event of a decline in our net asset value, the board of directors may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than the Company’s current net asset value per share.

• The agreements governing our wholly-owned financing subsidiary’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the facility, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, the facility exposes us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

• A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

FS2 Capital Partners LLC > 2929 Arch St. > Suite 675 > Philadelphia, PA 19104 877-372-9880 > www.fs2cap.com >Member FINRA/SIPC